GOODWILL	12 Months Ended
Mar. 31, 2024
Goodwill [Abstract]
GOODWILL	GOODWILL
Goodwill is recognized at the acquisition date when total consideration exceeds the net identifiable assets acquired.

Cost	$
Balance as at March 31, 2022	22,892
Effect of foreign exchange	1,900
Balance as at March 31, 2023	24,792
Acquisition from Small Pharma	22,652
Effect of foreign exchange	31
Balance as at March 31, 2024	47,475
Impairment
For purposes of the Company’s goodwill impairment testing, the Company has grouped certain CGUs to test at the lowest level at which management monitors goodwill for internal management purposes, which is the Company wide level.
The Company performed its annual impairment test of goodwill at March 31, 2024. The recoverable amount was determined based on value-in-use (“VIU”) and considered the cash flows of the group of CGUs based on the current budget and future commercialization plans. In assessing the VIU, estimated future cash flows are discounted to their present value using a discount rate that reflects market assessments of the time value of money and the risks specific to the CGUs. The VIU calculations were performed using a pre-tax discount rate of 15.7%. The Company determined the terminal value as an estimate of the present value of the future cash flows in the terminal period, applying a terminal growth rate of 2%. Based on the Company’s assessment, the recoverable amount is higher than the carrying value and therefore no impairment loss was recorded for the year ended March 31, 2024.